SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock MuniYield Pennsylvania Quality Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATED OCTOBER 27, 2023

BlackRock MuniYield Pennsylvania Quality Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital, “Saba,” “we,” “us” or the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock MuniYield Pennsylvania Quality Fund, a Massachusetts business trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), at the joint special meeting of shareholders of the Fund (including any adjournments or postponements thereof, the “Special Meeting”).

The Fund is asking shareholders to approve a merger whereby the Fund would be merged with and into a Massachusetts limited liability company and a wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc., a Maryland corporation (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Fund being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “Merger”). Pursuant to the Merger, the Fund would cease to exist.

We believe shareholders should vote against the Merger, which Saba does not believe to be fair value consideration for the Fund’s shareholders. The Fund trades at a steep 11.69% discount to net asset value (“NAV”).1 The Acquiring Fund trades at an even steeper 15.29% discount to NAV.2 Saba believes the Fund should be focused on achieving better performance and getting shareholders the true value of their shares, i.e. NAV, instead of depleting their value further by merging with a fund that trades at a further discount to NAV.

We are therefore seeking your support at the upcoming Special Meeting. The Fund has not yet publicly disclosed the date, time and location of the Special Meeting. Once the Fund publicly discloses such date, time and location, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about October 27, 2023.

______________________

1 Source: Morningstar (Oct. 9, 2023)

2 Source: Morningstar (Oct. 9, 2023)

Saba is seeking your support at the Special Meeting with respect to the following proposals (each a “Proposal” and collectively the “Proposals”) and to consider and act upon any other business that may properly come before the Special Meeting.

Proposal		Our Recommendation

1(G)	The holders of common shares of the Fund, par value $0.10 (“Common Shares”, and such holders, the “Common Shareholders”) and the holders of Variable Rate Demand Preferred Shares, par value $0.05 (“VRDP Shares”, and such holders, “VRDP Holders”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger between the Fund and the Acquiring Fund (the “Merger Agreement”) and the Merger.	AGAINST
1(H)	The VRDP Holders are being asked to vote as a separate class on a proposal to approve the Merger Agreement and the Merger.	AGAINST

According to the Fund’s Declaration of Trust and the Amended and Restated Certificate of Designation (collectively, the “Charter”) and the Fund’s joint proxy statement/prospectus for the Special Meeting (the “Fund’s Proxy Statement”), approval of the Merger by shareholders of the Fund requires (i) with respect to Proposal 1(G), the affirmative vote of a the holders of a majority of the outstanding Common Shares and VRDP Shares of the Fund voting as a single class; and (ii) with respect to Proposal 1(H), the affirmative vote of the holders of lesser of (a) more than 50% of the outstanding VRDP Shares of the Fund, or (b) 67% or more of the VRDP Shares of the Fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding VRDP Shares of the Fund are present at the Special Meeting in person or by proxy (“1940 Act Majority”) voting as a separate class. According to the Fund’s Proxy Statement, approval of the Merger also requires the affirmative vote of the holders of a 1940 Act Majority of VRDP Shares of the Acquiring Fund, voting as a separate class.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies opposing each of the Proposals. We strongly oppose the approval of the Merger and urge shareholders to vote “AGAINST” Proposal 1.

The Fund has not yet disclosed the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”) nor has the Fund disclosed the number of outstanding shares of capital stock of the Fund entitled to vote at the Special Meeting as of the Record Date. Once the Fund publicly discloses such Record Date and the number of shares of capital stock of the Fund outstanding as of the Record Date, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. There were 13,024,822 Common Shares and 826 VRDP Shares of the Fund outstanding as of July 31, 2023, as disclosed in the Company’s Form N-CSR filed on October 5, 2023. As of the close of business on October 26, 2023, the Participants beneficially owned 1,754,798 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card voting “AGAINST” Proposal 1. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “AGAINST” Proposal 1.

Saba intends to deliver this Proxy Statement and the accompanying form of GOLD proxy card to holders of at least the percentage of the Fund’s voting shares required under applicable law to oppose each of the Proposals at the Special Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in opposition to the passage of the Proposals. This proxy solicitation is being made by Saba and not on behalf of the board of trustees of the Fund (the “Board”) or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Special Meeting other than as described herein. Should other matters be brought before the Special Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

REASONS FOR THIS PROXY SOLICITATION

As a significant shareholder of the Fund, Saba is committed to improving the Fund for the benefit of all shareholders and, to this end, is opposing the approval of the Merger.

We believe shareholders should vote against the Merger, which Saba does not believe to be fair value consideration for the Fund’s shareholders. The Fund trades at a steep 11.69% discount to NAV.3 The Acquiring Fund trades at an even steeper 15.29% discount to NAV.4 Saba believes the Fund should be focused on achieving better performance and getting shareholders the true value of their shares, i.e. NAV, instead of depleting their value further by merging with a fund that trades at a further discount to NAV.

For the foregoing reasons, we urge you to join us and vote “AGAINST” Proposal 1 on the GOLD proxy card today.

3 Source: Morningstar (Oct. 9, 2023)

4 Source: Morningstar (Oct. 9, 2023)

PROPOSAL 1: APPROVAL OF THE MERGER

The Fund and the Acquiring Fund’s investment advisor, BlackRock Advisors, LLC, has recommended a merger of the Fund into a wholly-owned subsidiary of the Acquiring Fund. At a meeting held on September 8, 2023, the Board and the board of directors of the Acquiring Fund approved the Merger, and recommended that shareholders of each respective fund approve the Merger.

According to the Fund’s Proxy Statement, as part of the Merger, the Common Shareholders will receive newly issued common shares of the Acquiring Fund that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the effective date of the Merger, which is expected to be during the first half of 2024 (the “Closing Date”) equal to the aggregate NAV (not the market value) of that shareholder’s Common Shares immediately prior to the Closing Date. The aggregate NAV of the Fund immediately prior to the Merger will reflect accrued expenses associated with such Merger. The value of the Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of the Fund.

According to the Fund’s Proxy Statement, on the Closing Date, each outstanding VRDP Share of the Fund will, without any action on the part of the holder thereof, be converted into one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Merger will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares. Please refer to the Fund’s Proxy Statement for further details on the effects of the Merger on the VRDP Shares.

We oppose the approval of the Merger as we believe it is not in the best interests of the Fund and its shareholders to trade their current shares for those of the Acquiring Fund which trade at a more significant discount to NAV.

For these reasons, we recommend voting “AGAINST” Proposal 1. The Participants intend to vote all of their Common Shares “AGAINST” Proposal 1(G). The Participants did not hold any VRDP Shares of the Fund as of the Record Date and thus are not entitled to vote on Proposal 1(H).

Vote Required. According to the Charter and the Fund’s Proxy Statement, approval of the Merger requires (i) with respect to Proposal 1(G), the affirmative vote of the holders of a majority of the outstanding Common Shares and VRDP Shares voting as a single class and (ii) with respect to Proposal 1(H), the affirmative vote of the holders of a 1940 Act Majority of VRDP Shares voting as a separate class. According to the Fund’s Proxy Statement, approval of the Merger also requires the affirmative vote of the holders of a 1940 Act Majority of VRDP Shares of the Acquiring Fund, voting as a separate class.

Abstentions will have the same effect as votes “against” Proposal 1(G) and Proposal 1(H). For information on the treatment of broker non-votes, if any, in connection with the Special Meeting, please see the Fund’s Proxy Statement.

We Recommend a Vote AGAINST Proposal 1 on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Who is entitled to vote?

Only holders of Common Shares and VRDP Shares (together with the Common Shares, the “Shares”) at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Shareholders who sold their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my Shares?

Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote AGAINST Proposal 1. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, “AGAINST” Proposal 1.

How should I vote on the Proposal?

We recommend that you vote your Shares on the GOLD proxy card as follows:

“AGAINST” the Proposal to approve the Merger (Proposal 1).

How many Shares must be present to hold the Special Meeting?

According to the Charter and the Fund’s Proxy Statement, the presence in person or by proxy at the Special Meeting of holders of Shares entitled to cast a majority (more than 50%) of votes entitled to be cast shall constitute a quorum for the transaction of business on that matter at the Special Meeting. According to the Fund’s Proxy Statement, abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Special Meeting, please see the Fund’s Proxy Statement.

What vote is needed to approve the Proposal?

Approval of the Merger. Based on the Fund’s Proxy Statement, the approval of the Merger by shareholders of the Fund requires (i) with respect to Proposal 1(G), the affirmative vote of a the holders of a majority of the outstanding Common Shares and VRDP Shares voting as a single class and (ii) with respect to Proposal 1(H), the affirmative vote of the holders of a 1940 Act Majority of VRDP Shares voting as a separate class. According to the Fund’s Proxy Statement, approval of the MPA Merger Agreement also requires the affirmative vote of the holders of a 1940 Act Majority of VRDP Shares of the Acquiring Fund, voting as a separate class.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card or solicitation materials that may be sent to you by the Fund. If you have already voted using the Fund’s proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Special Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Special Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning the Fund’s proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund; or
•	attending the Special Meeting and voting by ballot in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

If your Shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Special Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Special Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your Shares. If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this proxy solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in opposition of the Proposals. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $16,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $35,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $20,000. If successful in its proxy solicitation, Saba may seek reimbursement of these costs from the Fund. For the avoidance of doubt, such reimbursement is not guaranteed. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The members of the Board would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders.

What is Householding of Proxy Materials?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Fund’s Proxy Statement) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker and direct your request to the Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll free at (800) 882-0052. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-07136.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein

October 27, 2023

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 1,754,798 Common Shares in the aggregate. Of the 1,754,798 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 1,754,798 Common Shares may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 1,754,798 Common Shares may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xi) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiii) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xiv) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xv) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities

Date	Side	Common Shares	Date	Side	Common Shares
10/20/2022	Buy	5,751	5/22/2023	Buy	51,027
10/21/2022	Buy	11,836	5/23/2023	Buy	121,218
10/25/2022	Buy	23,331	5/24/2023	Buy	5,502
10/28/2022	Buy	2,710	5/25/2023	Buy	17,065
11/7/2022	Buy	11,726	5/26/2023	Buy	6,525
11/9/2022	Buy	21,100	5/30/2023	Buy	7,074
11/11/2022	Buy	1,738	5/31/2023	Buy	7,016
11/14/2022	Buy	11,299	6/2/2023	Buy	1,677
11/15/2022	Buy	38,607	6/5/2023	Buy	24,052
11/16/2022	Buy	6,200	6/6/2023	Buy	170,078
11/17/2022	Buy	27,199	6/7/2023	Buy	25,973
11/18/2022	Buy	3,161	6/20/2023	Buy	505
12/6/2022	Buy	25,313	6/21/2023	Buy	1,005
12/7/2022	Buy	55,251	6/22/2023	Buy	8,944
12/12/2022	Buy	3,000	6/26/2023	Buy	4,091
12/13/2022	Buy	15,784	6/27/2023	Buy	1,000
12/14/2022	Buy	24,493	6/29/2023	Buy	4,518
12/15/2022	Buy	34,717	6/29/2023	Buy	1,504
12/16/2022	Buy	21,490	7/3/2023	Buy	1,677
12/19/2022	Buy	22,805	7/5/2023	Buy	207
12/21/2022	Buy	57,206	7/6/2023	Buy	12,521
12/22/2022	Buy	18,956	7/17/2023	Buy	28,933
12/28/2022	Buy	1,043	7/21/2023	Buy	4,071
12/29/2022	Buy	1,774	7/24/2023	Buy	12,651
12/30/2022	Buy	2,229	7/26/2023	Buy	2,926
1/3/2023	Buy	13,039	8/15/2023	Buy	4,405
1/6/2023	Buy	8,367	8/16/2023	Buy	23,519
1/9/2023	Buy	3,417	8/24/2023	Buy	8,177
1/10/2023	Buy	6,826	8/28/2023	Buy	16,209
1/11/2023	Buy	7,681	8/29/2023	Buy	4,812
1/12/2023	Buy	5,822	9/1/2023	Buy	4,187
1/13/2023	Buy	1,000	9/7/2023	Buy	46,574
1/23/2023	Buy	13,920	9/11/2023	Buy	21,162
1/24/2023	Buy	83,906	9/12/2023	Buy	3,811
1/25/2023	Buy	98,813	9/13/2023	Buy	9,669
1/26/2023	Buy	46,803	9/14/2023	Buy	1,561
1/27/2023	Buy	826	9/15/2023	Buy	2,582
1/30/2023	Buy	10,366	9/18/2023	Buy	9,994
1/31/2023	Buy	10,687	9/19/2023	Buy	8,872
2/1/2023	Buy	20,442	9/26/2023	Buy	39,879
2/7/2023	Buy	2,200	10/2/2023	Buy	24,295
3/16/2023	Sell	(11,252)	10/3/2023	Buy	1,318
4/6/2023	Sell	(1,988)	10/4/2023	Buy	22,964
4/10/2023	Sell	(470)	10/12/2023	Buy	5,779
4/12/2023	Buy	24,585	10/13/2023	Buy	2,400
4/17/2023	Buy	34,298	10/16/2023	Buy	16,587
4/18/2023	Buy	6,727	10/17/2023	Buy	4,486
4/19/2023	Buy	12,864
5/11/2023	Buy	18,597
5/12/2023	Buy	1,351
5/15/2023	Buy	2,302
5/18/2023	Buy	33,112
5/19/2023	Buy	49,236

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own. Please give us your vote “AGAINST” Proposal 1 by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “AGAINST” Proposal 1.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to the secretary of the Fund or by voting in person at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

Form of GOLD Proxy Card

BlackRock MuniYield Pennsylvania Quality Fund

Proxy Card for the Special Meeting of Shareholders (the “Special Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND Boaz R. Weinstein

THE BOARD OF TRUSTEES (THE “BOARD”) OF BlackRock MuniYield Pennsylvania Quality Fund IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common and preferred shares, including VRDP Shares, of BlackRock MuniYield Pennsylvania Quality Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

If this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “AGAINST” Proposal 1. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “☐” IN BLACK OR BLUE INK

We recommend that you vote “AGAINST” Proposal 1:

Proposal 1(G) – To approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Fund will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc. (the “Acquiring Fund”) with the issued and outstanding common and preferred shares of the Fund being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “Merger”).

To be voted on by holders of Common Shares and VRDP Shares of the Fund:

FOR	AGAINST	ABSTAIN
❑	❑	❑

Proposal 1(H) – To approve the Merger Agreement and the Merger.

To be voted on by holders of VRDP Shares of the Fund:

FOR	AGAINST	ABSTAIN
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.